UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): November 4, 2015
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index
Ex 99.1

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2015, Wright Medical Group N.V. (Wright) issued a press release announcing financial results for the third quarter of fiscal 2015 for Wright Medical Group, Inc. (legacy Wright) and Tornier N.V. (legacy Tornier). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Unless the context otherwise requires, references to Wright, the company, we, our or us in this report refer to Wright Medical Group N.V. and its subsidiaries, including legacy Wright and legacy Tornier and their respective subsidiaries.
Wright is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (the SEC). This information shall not be deemed to be filed with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, Wright makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1. This report shall not be incorporated into any future filings by Wright under the Securities Act or the Exchange Act.
To supplement our consolidated financial statements prepared in accordance with United States generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, several of which are included in the press release furnished as Exhibit 99.1 to this report. The press release includes the following legacy Wright non-GAAP financial measures: net sales, excluding the impact of foreign currency; operating income, as adjusted; net income from continuing operations, as adjusted; net income from continuing operations, as adjusted, per diluted share; effective tax rate, as adjusted; EBITDA from continuing operations, as adjusted; and free cash flow. In addition, the press release includes the following legacy Tornier non-GAAP financial measures: revenues on a constant currency basis; EBITDA; adjusted EBITDA; adjusted EBITDA margin; adjusted net loss; adjusted net loss per share; adjusted free cash flow; adjusted gross margin; adjusted gross margin percentage; adjusted operating expenses; and adjusted operating expenses as a percentage of revenue.
These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of our non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. We believe that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
For internal budgeting and resource allocation process, legacy Wright’s management uses financial information that does not include:

1.	non-cash inventory step-up amortization;

2.	costs associated with distributor conversions and amortization of non-competes;

3.	non-cash interest expense related to its convertible notes due 2017 and 2020 (2017 & 2020 convertible notes);

4.	pro-rata write-off of deferred financing fees and debt discount associated with 2017 convertible notes;

5.	mark-to-market adjustments of derivative assets and liabilities;

6.	due diligence, transition and transaction costs;

7.	patent dispute settlement costs;

8.	costs associated with management changes;

9.	BioMimetic contingent value right (CVR) mark-to-market adjustments;

10.	contingent consideration fair value adjustment;

11.	the income tax effects of the foregoing; and

12.	the U.S. tax benefit recognized in continuing operations resulting from the U.S. tax provision recognized in discontinued operations.
For internal budgeting and resource allocation process, legacy Tornier’s management uses financial information that does not include:

1.	amortization of inventory step-up from acquisition;

2.	acquisition, integration and distribution transition costs;

3.	reversal of contingent consideration liability;

4.	instrument use tax refund;

5.	restructuring charges;

6.	merger-related costs; and

7.	reversal of valuation allowance from acquisition.
Additionally, for internal budgeting process and evaluation of net sales or revenue performance, legacy Wright’s and legacy Tornier’s management use net sales or revenues on a constant currency basis. To measure sales or revenue performance on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates, which affect the comparability and trend of sales or revenues. Net sales or revenues, excluding the impact of foreign currency exchange rates, is calculated by translating current period results at prior period average foreign currency exchange rates. For internal budgeting and resource allocation process, legacy Wright’s and legacy Tornier’s management use EBITDA, EBITDA as adjusted, and free cash flow. In addition, legacy Tornier’s management uses adjusted free cash flow. EBITDA is calculated by adding back to net income charges for interest, income taxes and depreciation and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash stock based compensation expense and non-operating income and expense, as well as the applicable adjustments listed above, from EBITDA. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities. Adjusted free cash flow is calculated by Tornier’s management by subtracting instrument investments and plant, property and equipment investments from cash provided by operating activities.
Additionally, for internal budgeting and resource allocation process, legacy Tornier’s management uses the following additional non-GAAP financial measures: adjusted EBITDA margin, adjusted net loss, adjusted net loss per share, adjusted gross margin, adjusted gross margin percentage, adjusted operating expenses and adjusted operating expenses as a percentage of revenues. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenues as reported. Adjusted net loss is calculated by subtracting the applicable adjustments for legacy Tornier listed above from legacy Tornier’s net loss, as reported. Adjusted net loss per share is calculated by dividing adjusted net loss by the number of weighted legacy Tornier ordinary shares. Adjusted gross margin is calculated by subtracting inventory step-up due to acquisition from gross margin. Adjusted gross margin percentage is calculated by dividing adjusted gross margin by revenues as reported. Adjusted operating expenses is calculated by subtracting the applicable adjustments for legacy Tornier listed above from operating expenses, and adjusted operating expenses as a percentage of revenue is calculated by dividing adjusted operating expenses by revenues as reported.
We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives. We use these measures to help make budgeting and spending decisions, for example, between research and development and selling, general and administrative expenses. Additionally, management is evaluated on the basis of some of these non-GAAP financial measures when determining achievement of their incentive performance compensation targets. Further, these non-GAAP financial measures facilitate management’s internal comparisons to both our historical operating results and to our competitors’ operating results by factoring out potential differences caused by charges not related to our regular, ongoing business, including without limitation non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements and tax positions.
As described above, legacy Wright excludes the following items from one or more of its non-GAAP financial measures for the following reasons:
Foreign currency impact on net sales. Legacy Wright excluded the foreign currency impact on net sales compared to prior period from its non-GAAP measure, primarily because it is not reflective of its ongoing operating results, and it is not used by management for internal budgeting process and evaluation of net sales performance. Legacy Wright further believes that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash inventory step-up amortization. Legacy Wright excluded inventory step-up amortization associated with its acquisitions from its non-GAAP measures, primarily because they are not reflective of ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Additionally, because these are non-cash expenses, they do not impact its operational performance, liquidity, or its ability to invest in research and development and to fund acquisitions and capital expenditures. Legacy Wright further believes that excluding this item is useful to investors in that it allows for period-over-period comparability.
Distributor conversion costs and amortization of distributor non-competes. In connection with legacy Wright’s initiative to convert a portion of its independent foot and ankle distributor territories to direct employee sales representation, legacy Wright entered into conversion agreements with certain independent distributors, which included non-competition clauses. Legacy Wright excluded the distributor conversion costs and amortization of distributor non-competes from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Non-cash interest expense related to the 2017 & 2020 convertible notes. Legacy Wright excluded the non-cash interest expense associated with the amortization of the debt discount related to its 2017 & 2020 convertible notes from its non-GAAP financial measures, primarily because it is a non-cash expense. Legacy Wright believes that it is useful to investors to understand its operational performance, liquidity, and its ability to invest in research and development and to fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from its non-GAAP financial measures because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash write-off of deferred financing fees and debt discount associated with the 2017 convertible notes. Legacy Wright excluded the non-cash pro-rata write-off of deferred financing fees and debt discount from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Mark-to-market adjustment of the derivatives. Legacy Wright excluded the adjustment of the mark-to-market adjustments on the derivatives from its non-GAAP financial measures, primarily because it is not reflective of its ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Due diligence, transaction and transition costs. Legacy Wright excluded the due diligence, transaction and transition costs associated with acquisitions and mergers and the divestitures of the OrthoRecon business from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Patent dispute settlement costs. Legacy Wright excluded the costs associated with the settlement of a patent dispute from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Cost associated with management changes. Legacy Wright excluded the costs associated with changes in management from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
BioMimetic CVR mark-to-market adjustments. Legacy Wright excluded the adjustment of the mark-to-market adjustments on the contingent value rights associated with acquired assets and liabilities from its BioMimetic acquisition from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Contingent consideration fair value adjustment. Legacy Wright excluded the fair value adjustment of its contingent consideration from its non-GAAP financial measures, primarily because it is not reflective of its ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency exchange rate impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
U.S. tax provision/benefit within continuing operations. Legacy Wright excluded the U.S. tax benefit recorded within continuing operations recorded as a result of the U.S. pre-tax gain recognized within discontinued operations due to the sale of the OrthoRecon business during the first quarter of 2014 from its non-GAAP measures, primarily because it is not reflective of its ongoing operating results, and it is not used by management to assess the core profitability of its business operations. Legacy Wright further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Legacy Wright believes that where the adjustments used in calculating net income from continuing operations, as adjusted; and net income from continuing operations, as adjusted, per diluted share are based on specific, identified amounts that impact different line items in its condensed consolidated statements of operations (including operating income and net income), that it is useful for investors to understand how these specific line items in legacy Wright’s condensed consolidated statements of operations are affected by these adjustments for the following reasons:
Operating income. Excluding non-cash inventory step-up amortization from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding distributor conversion costs and amortization of distributor non-competes; due diligence, transaction, and transition costs; patent dispute settlement costs; and costs associated with management changes from the calculation of operating income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions that do not relate to the performance of legacy Wright’s ongoing operations.
Net income from continuing operations. Excluding the after tax impact of non-cash inventory step-up amortization, non-cash interest expense related to the 2017 & 2020 convertible notes, pro-rata write-off of deferred financing fees and debt discount associated with the 2017 convertible notes, and mark-to-market adjustments on the derivatives from the calculation of net income from continuing operations assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding distributor conversion costs and amortization of distributor non-competes; due diligence, transaction and transition costs; patent dispute settlement costs; costs associated with management changes; and CVR mark-to-market adjustments from the calculation of net income from continuing operations assists investors in evaluating period-over-period changes in these measures without giving effect to transactions that do not relate to the performance of legacy Wright’s ongoing operations.
Effective tax rate. Excluding the income tax effect of the non-GAAP, pre-tax adjustments and the tax benefit on the sale of discontinued operations from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and legacy Wright’s effective tax rate related to its ongoing operations.
As described above, legacy Tornier excludes the following items from one or more of its non-GAAP financial measures for the following reasons:
Foreign currency exchange rate impact on revenues. Legacy Tornier excluded the foreign currency exchange rate impact on revenues compared to prior period from its non-GAAP financial measure, primarily because it is not reflective of its ongoing operating results, and it is not used by management for internal budgeting process and evaluation of revenue performance. Legacy Tornier further believes that excluding this item is useful to investors in that it allows for period-over-period comparability.
Amortization of inventory step-up from acquisition. Legacy Tornier excluded amortization of inventory step-up from acquisition from its non-GAAP financial measures, primarily because they are not reflective of ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Additionally, because these are non-cash expenses, they do not impact its operational performance, liquidity, or its ability to invest in research and development and to fund acquisitions and capital expenditures. Legacy Tornier further believes that excluding this item is useful to investors in that it allows for period-over-period comparability.
Acquisition, integration and distribution transition costs. Legacy Tornier excluded acquisition, integration and distribution transition costs from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Tornier further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Reversal of contingent consideration liability. Legacy Tornier excluded reversal of contingent consideration liability from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Tornier further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.

Instrument use tax refund. Legacy Tornier excluded instrument use tax refund from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Tornier further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Restructuring charges. Legacy Tornier excluded restructuring charges from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Tornier further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Merger-related costs. Legacy Tornier excluded merger-related costs from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Tornier further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
Reversal of valuation allowance from acquisition. Legacy Tornier excluded reversal of valuation allowance from acquisition from its non-GAAP financial measures, primarily because they are not reflective of its ongoing operating results, and they are not used by management to assess the core profitability of its business operations. Legacy Tornier further believes that excluding this item is useful to investors in that they allow for period-over-period comparability.
We believe that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is we qualify the use of non-GAAP financial information in a statement when non-GAAP financial information is presented.
All of the non-GAAP financial measures used in our press release are reconciled to the most directly comparable GAAP measure in the press release.
Wright’s press release also includes certain pro forma data. Wright uses pro forma data to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the preceding year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1
Press release issued by Wright Medical Group N.V. on November 4, 2015 announcing Wright Medical Group, Inc.’s and Tornier N.V.’s financial results for the third quarter of fiscal 2015 (furnished herewith)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the press release in Exhibit 99.1, includes forward-looking under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “continue,” “outlook,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this report and Exhibit 99.1 include, but are not limited to, statements about the company’s anticipated financial results for 2015, including pro forma net sales and pro forma adjusted EBITDA from continuing operations; anticipated cost synergies and dis-synergies, the timing thereof and the level of risk of achievement; the company’s expectations regarding the sales growth of its legacy Wright U.S. foot and ankle business, legacy Tornier U.S. upper extremity business, and legacy Wright international business; the benefits of its recently completed merger with Tornier; and the company’s anticipated growth opportunities, path to profitability and adjusted EBITDA margin goal and ability to generate long-term value for shareholders. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report and Exhibit 99.1 is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure to integrate the businesses and realize synergies and cost-savings from the recently completed merger transaction or delay in realization thereof; operating costs and business disruption as a result of the transaction, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; transaction and integration costs; actual or contingent liabilities; the adequacy of the company’s capital resources; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated benefits from approval of Augment® Bone Graft; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright Medical Group, Inc.’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2015, and Tornier’s Annual Report on Form 10-K, which was filed with the SEC on February 24, 2015, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC and a Quarterly Report on Form 10-Q for the quarter ended September 27, 2015 to be filed by Wright with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release. Investors, potential investors, and others are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report and Exhibit 99.1 speak only as of the date of this filing, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2015

WRIGHT MEDICAL GROUP N.V.
By: /s/ Robert J. Palmisano
Name: Robert J. Palmisano
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing
99.1	Press release issued by Wright Medical Group N.V. on November 4, 2015 announcing Wright Medical Group, Inc.’s and Tornier N.V.’s financial results for the third quarter of fiscal 2015	Furnished herewith